                                                                    Exhibit 10.1

              Confidential Materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote omissions.


                                   ADDENDUM 3
                     OEM Development and Purchase Agreement

Addendum 3 to the agreement dated the 6th day of August, 1999 (the "Agreement"), by and between Aspect Medical Systems, Inc. ("Aspect") and Philips Medizin Systeme Boeblingen GmbH ("Philips") (formerly Hewlett-Packard GmbH).

Now, therefore, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned agree as follows:

      1. Capitalized terms used herein and otherwise not defined have the meanings ascribed to such terms in the Agreement.

      2.    The following definition is added to Section 2. Definitions:

            "BIS Ready" means a BIS port standard on all systems ready to accept a BISx System, with BIS software installed on host monitor. If a dedicated BIS port is not utilized, then at least one multi-connector port must be available on a system in order for that system to qualify as "BIS Ready".

            "BISx System" means the integrated product developed and manufactured by Aspect and combining the functions of the former HP BIS Engine and the DSC. The BISx System includes a patient interface cable and a host monitor cable for Philips patient monitors.

      3. Section 7 (a), Purchase Prices and 7 (b), Purchase Price Changes, are replaced with the following:

            "7. PRICES.

                  (a) Purchase Prices. The prices of Aspect Products purchased by Philips hereunder (the "Purchase Prices") which are ordered during the term of the Agreement shall be as set forth in Exhibit A (Aspect Products and Purchase Prices), dated February 6, 2006, as attached to Addendum 3 to the Agreement."

                  (b) Purchase Price Changes. In consideration of the market situation and after consultation with Philips, the Purchase Prices set forth in Exhibit A (Aspect Products and Purchase Prices) will be reviewed 12 months after first delivery of production units and annually thereafter. Aspect must give Philips written notice of such increase not less than 90 days prior to the date upon which the increased Purchase Price is to

PAGE 1/8                                            ADDENDUM 3, FEBRUARY 3, 2006
                        become effective. No Purchase Price increase shall apply to Orders for Aspect Products accepted by Aspect prior to or during such 90-day period which are to be delivered within 90 days of the date of such notice.

                        Any price increase will be subject to the following:

                        (i) In the event that the materials cost for the Aspect BIS Module Kit and/or BISx System increases by more than [**]%, Aspect shall have the right no more than once a year during the term of this Agreement to increase the Purchase Price of the Aspect BIS Module Kit and/or BISx System by an equivalent amount.

                        (ii) In the event that Philips introduces a directly competitive product to the BISx System (i.e. any parameter that Philips claims to be a measure of the hypnotic effect of anesthesia, and other than through interfacing a third party standalone device through an interface port), Aspect shall have the right to increase the Purchase Price of the BISx System to a level that is no higher than the prices for similar systems at similar quantities and based on similar terms and conditions granted to any other party that has entered into a similar agreement with Aspect ("Not-To-Exceed Purchase Price"). If Aspect increases its prices pursuant to this paragraph (ii) then Philips may cease to market its patient monitors as BIS Ready.

      4. For the purpose of calculating the volume discount for the BISx System for a given calendar year, all new Aspect BIS Module Kits and BISx Systems purchased and shipped during that calendar year will be included in the total volume discount calculation.

            The initial pricing for a given calendar year is based on the total volume of new Aspect BIS Module Kits and BISx Systems purchased in the prior calendar year (whether for new product sales or as spare parts or as replacement parts). For example, if total number of new Aspect BIS Module Kits and BISx Systems were purchased in year 1 equivalent to [**]% of total Philips monitoring systems, the initial volume pricing level for year 2 will be the [**]% unit level.

            If a higher volume level is achieved during a given calendar year, the price on purchases made after achieving the higher volume level will reflect the price associated with the appropriate volume level achieved. All price adjustments are proactive and no credit will apply retroactively to units purchased prior to achieving the volume break point. For example, if midway through year 1, total number of new BIS Module Kits and BISx

PAGE 2/8                                            ADDENDUM 3, FEBRUARY 3, 2006

            Systems purchased exceeded 25% of total Philips monitoring systems shipped, the price on subsequent units will reflect the next volume break. Achieving this higher volume level, however, will define the initial pricing for the following year.

      5. For the purpose of calculating the volume discount for the Disposable BIS Sensors for a given calendar year, all Disposable BIS Sensors and Semi Reusable Sensors purchased and shipped during that calendar year will be included in the total volume discount calculation.

            The initial pricing for a given calendar year is based on the total volume of Disposable BIS Sensors and Semi Reusable Sensors purchased in the prior calendar year. For example, if the [**] Disposable BIS Sensors and Semi Reusable Sensors were purchased in year 1, the initial volume pricing level for year 2 will be the [**] unit level.

            If a higher volume level is achieved during a given calendar year, the price on purchases made after achieving the higher volume level will reflect the price associated with the appropriate volume level achieved. All price adjustments are proactive and no credit will apply retroactively to units purchased prior to achieving the volume break point. For example, if midway through year 1, total number of Disposable BIS Sensors and Semi Reusable Sensors purchased exceeded[**], the price on subsequent units will reflect the next volume break. Achieving this higher volume level, however, will define the initial pricing for the following year.

      6. All other terms and conditions in Section 7 (Prices) of the Agreement remain in effect.

Please indicate your acceptance of this Addendum 3 by signing below.

Aspect Medical Systems, Inc.             Philips Medizin Systeme Boeblingen GmbH

By:   /s/ Michael Falvey                 By:   /s/ Thomas Blass
      -------------------------------          --------------------------------

Name: Michael Falvey                     Name: Thomas Blass

Title: CFO                               Title: Global Sourcing Manager

By:                                      By:   /s/ Werner Haas
      _______________________________          _______________________________

Name:                                    Name: Werner Haas
      _______________________________

Title:                                   Title: Managing Director
      _______________________________

PAGE 3/8                                            ADDENDUM 3, FEBRUARY 3, 2006

                                   ADDENDUM 3
                                    EXHIBIT A
                       ASPECT PRODUCTS AND PURCHASE PRICES
                          EFFECTIVE SEPTEMBER 1, 2004

A) ASPECT BIS MODULE KIT:

PRODUCT                ASPECT PART NUMBER    PHILIPS PART NUMBER
------------------    -------------------    -------------------
DSC-XP (incl. PIC)        186-0155-PH           M1034-60102
BIS Engine                186-0162-PH           M1034-60105

Aspect OEM List Price for Aspect BIS Module Kit (US$): $1,500.00 (exclusive of royalty).

Volume discounts:

                         HP BIS
             DSC-XP      ENGINE      ASPECT BIS
QUANTITY    PURCHASE    PURCHASE     MODULE KIT
PER YEAR     PRICE       PRICE      PURCHASE PRICE
--------    -------     --------    --------------
 [**]        $[**]       $[**]         $ [**]
 [**]        $[**]       $[**]         $ [**]
 [**]        $[**]       $[**]         $ [**]

Royalties are based on the cumulative number of Aspect BIS Module Kits sold
(US$):

CUMULATIVE QTY      ROYALTY
--------------      -------
    [**]             $[**]
    [**]             $[**]
    [**]             $[**]
    [**]             $[**]
    [**]             $[**]

The total purchase price for Aspect BIS Module Kits for new product sales is the sum of the Aspect BIS Module Kit Purchase Price (based on the number of units purchased per year) and the royalty (based on the cumulative number of units purchased).

Philips will be responsible for providing Aspect with documentation, on a quarterly basis, of the total number of Aspect BIS Module Kits and BISx Systems sold in each country. In North America, Philips will provide Aspect with the total number of Aspect BIS Module Kits and BISx Systems installed in the quarter just ended, the locations of such Aspect Products and the dates of installation.

PAGE 4/8                                            ADDENDUM 3, FEBRUARY 3, 2006

B) BISX SYSTEM:

PRODUCT          ASPECT PART NUMBER      PHILIPS PART NUMBER
-----------      ------------------      -------------------
BISx System          186-0195-PH             M1034-60021

Aspect OEM List Price for BISx System (US$): $[**] (inclusive of royalty).

Volume discounts (total combined Aspect BIS Module Kits and BISx Systems sold
WW):

             % OF TOTAL SYSTEMS
% OF TOTAL    SHIPPED WITH BIS
 SYSTEMS     (BIS MODULE KIT OR    BISX SYSTEM     NOT-TO-EXCEED
BIS READY       BISX SYSTEM)      PURCHASE PRICE   PURCHASE PRICE
----------   ------------------   --------------   --------------
  [**]%            [**]%               $[**]            $[**]
                   [**]%               $[**]            $[**]
                   [**]%               $[**]            $[**]
  [**]%            [**]%               $[**]            $[**]
                   [**]%               $[**]            $[**]
                   [**]%               $[**]            $[**]
  [**]%            [**]%               $[**]            $[**]
                   [**]%               $[**]            $[**]
                   [**]%               $[**]            $[**]

      - The percentage of monitors shipped as BIS Ready is with reference to all patient monitors under control of the Philips Patient Monitoring organization which are addressing market segments where BIS may be required, i.e. monitors that are available with BIS as an option as well. This currently includes in particular the entire IntelliVue family (low to high end), CMS, and V24/V26. It does not include the M3/M4 monitors from Patient Monitoring, and the C3, A1, VS1, or other patient monitors, which are aimed at other market segments (non-anesthetizing locations, simple vital signs or spot check monitors) and/or are not controlled by the Philips Patient Monitoring organization.

      - A modular Philips monitor (currently, IntelliVue models MP40, MP50, MP60, MP70, MP90, CMS, V24, V26) is BIS Ready as is if it doesn't need a hardware or software upgrade in the monitor when the customer orders a BISx System. The required BIS software is integral part of each monitor shipped. Philips will provide one BIS interface module ordered together with each BISx System at no extra cost compared to the BISx System alone (if the customer orders additional BIS interface modules alone, these will be regularly priced)

      - A configured monitor (currently, IntelliVue models MP20, MP30) is BIS Ready as is if it doesn't need a hardware or software upgrade in the monitor itself in order to measure BIS. In terms of hardware, the MP20, MP30 just needs a BIS interface card to be put into one of the monitor's I/O slots. This just requires a

PAGE 5/8                                            ADDENDUM 3, FEBRUARY 3, 2006
            standard screwdriver, and can be easily done by a biomed or technician without opening the monitor case, and no safety or other test needs to be done in performance of this task. Installing the BIS interface card is therefore not considered a hardware upgrade. Philips will provide one BIS interface card ordered together with each BISx System at no extra cost compared to the BISx System alone (if the customer orders the BIS interface card (e.g.) as an option to the MP20/MP30 monitor without ordering a BISx System at the same time the interface card will be regularly priced).

      - Pricing is based on volume of "% of Total Systems Shipped with BIS" and "% of Total Systems BIS Ready" except as follows:

              o Discount for "% of Total Systems BIS Ready" takes effect upon commencement of shipment of systems that meet this criterion. Philips must document the percentage of systems in a letter to Aspect. Upon receipt of the letter, Aspect will reduce the Purchase Price of future BISx Systems, including those ordered but not yet shipped, to the appropriate "% of Total Systems BIS Ready" level.

              o After availability of an appropriate label from Aspect, qualification for the [**] "% of total systems BIS Ready" will also require that all systems to be counted as BIS Ready have a "BIS Ready" label of mutually agreed upon design included in the shipment. It is not required to place the label on the system. Philips must confirm the inclusion of this label in a letter to Aspect upon commencement of shipment of systems with this label. Upon receipt of the letter, Aspect will reduce the Purchase Price of BISx Systems ordered in the future and of those BISx Systems ordered but not yet shipped by Aspect, to the appropriate "% of Total Systems BIS Ready" level.

The initial Purchase Price for BISx Systems, effective September 01, 2004, is $[**], assuming "% of Total Systems BIS Ready" to be [**]%, and "% of Total Systems Shipped with BIS" to be [**]%, based on Philips' presentation of current shipment status.

      - Philips will be responsible for providing Aspect with documentation, on a quarterly basis, of the total number of BISx Systems sold in each country. In North America, Philips will provide Aspect with the total number of BISx Systems installed in the quarter just ended, the locations of such BISx Systems and the dates of installation.

PAGE 6/8                                            ADDENDUM 3, FEBRUARY 3, 2006

C) BIS SENSORS:

   DISPOSABLE BIS SENSORS

   Aspect OEM List Price for disposable BIS Sensors: $[**]

SENSOR PURCHASE VOLUME      PURCHASE PRICE PER SENSOR
---------------------       -------------------------
        [**]                         $[**]
        [**]                         $[**]
        [**]                         $[**]
        [**]                         $[**]

   Disposable BIS Sensors and part numbers include:

SENSOR                      ASPECT PART NUMBER    PHILIPS PART NUMBER
-------------------------   ------------------    -------------------
BIS Sensor                       186-0100              APB60100
BIS Quatro Sensor               186-0106-50             M1997A
BIS Pediatric Sensor             186-0110               M1998A
BIS Pediatric Sensor (XP)       186-0200-PH          989803143581

   SEMI REUSABLE SENSOR SYSTEM

   The Semi Reusable Sensor (SRS) System includes (**) Reusable Cable and (**) Disposable Electrodes.

                                               ASPECT OEM
 ORDERABLE       ASPECT PART   PHILIPS PART    LIST PRICE   PURCHASE PRICE
PARTS/PRODUCTS     NUMBER         NUMBER         (US$)         (US$)
--------------   -----------   ------------    ----------   --------------
SRS System       186-0164-PH      M4615A          [**]         [**]
 BIS Dispenser   186-0197-PH   989803143961       [**]         [**]
 Holder

   SENSOR START-UP KIT

   The Sensor Start-up Kit contains 5 BIS Quatro Sensors.

                           ASPECT PART    PHILIPS PART    PURCHASE PRICE
ORDERABLE PARTS/PRODUCTS     NUMBER          NUMBER           (US$)
------------------------   ----------     ------------    --------------
BIS Sensor Start-up Kit    186-0150-PH    M1034-61651         [**]

PAGE 7/8                                            ADDENDUM 3, FEBRUARY 3, 2006

D) ASPECT SPARE PARTS/ACCESSORY PRICES

                                                 ASPECT
 ORDERABLE         ASPECT PART   PHILIPS PART   LIST PRICE     PURCHASE PRICE
PARTS/PRODUCTS       NUMBER         NUMBER        (US$)             (US$)
----------------   -----------   ------------   ----------   -------------------
DSC-XP                           M1034-68102       [**]        Same as volume
(exchange)                                                    discount price for
                                                               new DSC-XP as
                                                                specified in
                                                                Section (A)
BIS Engine                       M1034-68520       [**]        Same as volume
(exchange)                                                   discount price for
                                                             new BIS Engine as
                                                                specified in
                                                                Section (A)
BISx System        186-0146-PH   M1034-68521       [**]        Same as volume
(exchange)                                                    discount price for
                                                             new BISx System as
                                                                specified in
                                                                Section (B)
PIC Cable            186-0131    M1034-61630       [**]             [**]
(exchange)
Sensor Simulator                                   [**]             [**]
User Manual                                        [**]             [**]
Host Cable           175-0051    M1034-61660                        [**]
Bulkhead             175-0052    M1034-47600                        [**]
Connector
Rack Mount           186-0132    M1034-41200                        [**]

PAGE 8/8                                            ADDENDUM 3, FEBRUARY 3, 2006